                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Bob Evans Farms, Inc. of our report dated June 2, 2003, included in the 2003 Annual Report to Stockholders of Bob Evans Farms, Inc.

We also consent to the incorporation by reference of our report dated June 2, 2003, with respect to the consolidated financial statements incorporated herein by reference in the following Registration Statements:

-   Form S-8      No. 33-30665 ---   1989 Stock Option Plan for Nonemployee Directors

-   Form S-8      No. 33-34149 ---   401K Retirement Plan Trust

-   Form S-8      No. 33-42778 ---   1991 Incentive Stock Option Plan

-   Form S-8      No. 33-53166 ---   First Amended and Restated 1992 Nonqualified
                                     Stock Option Plan (formerly known as the Bob
                                     Evans Farms, Inc. Nonqualified Stock Option Plan)

-   Form S-8      No. 33-69022 ---   First Amended and Restated 1993 Long Term
                                     Incentive Plan for Managers (formerly known as
                                     the Bob Evans Farms, Inc. Long Term Incentive
                                     Plan for Managers)

-   Form S-8      No. 33-55269 ---   First Amended and Restated 1994 Long Term
                                     Incentive Plan (formerly known as the Bob Evans
                                     Farms, Inc. 1994 Long Term Incentive Plan)

-   Form S-8      No. 333-74829 --   First Amended and Restated 1998 Stock Option
                                     and Incentive Plan (formerly known as the Bob
                                     Evans Farms, Inc. 1998 Stock Option and Incentive
                                     Plan)

-   Form S-3      No. 333-74739 --   Dividend Reinvestment and Stock Purchase
                                     Plan

-   Form S-8      No. 333-106016 -   Bob Evans Farms, Inc. and Affiliates 401K
                                     Retirement Plan

         /s/ Ernst & Young LLP
         Columbus, Ohio
         July 22, 2003